SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----



                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

+
Date of Report (date of earliest event reported) MAY 18, 1996
                                                 -------------

                               DISC GRAPHICS, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                            0-22696           13-3678012
- -------------------------------     ----------------  --------------
(State or other jurisdiction of     (Commission       (IRS Employer
 incorporation)                      File Number)      ID Number)


 10 GILPIN AVENUE,  HAUPPAUGE, NEW YORK               11788
 (Address of principal executive offices)           (Zip Code)

Registrant's Telephone Number,
 including area code:                              (516) 234-1400
                                                   ---------------

         _____________________________________________________________
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On May 18, 1996, Disc Graphics, Inc., a Delaware corporation (the "Registrant"), acquired (the "Acquisition") substantially all of the assets and certain liabilities of Pointille, Inc., a California corporation ("Pointille"), pursuant to an Asset Purchase Agreement dated as of May 17, 1996, by and among the Registrant, Pointille, and the sole shareholder of Pointille (the "Asset Purchase Agreement"). The purchase price consisted of $775,000 in cash, 74,074 shares of the Registrant's Common Stock, $.01 par value per share, and a promissory note in the amount of $330,000, payable in 36 equal monthly installments of principal and interest beginning on June 17, 1996.

     The foregoing is a summary of the Asset Purchase Agreement. For additional information concerning the Asset Purchase Agreement, reference is made to the Asset Purchase Agreement which is included as an exhibit to this Current Report on Form 8-K. In connection with the Asset Purchase Agreement, the Registrant entered into a lease of real property, employment agreements with two employees of Pointille and a sales representative agreement with Pointille.

     The cash portion of the purchase price was paid from borrowings under the Registrant's Financing Agreement with Fleet Bank.

     Pointille was a manufacturer of packaging for the video, music, and CD ROM software markets.

     The Registrant presently intends to continue to devote the plant leased, and the equipment and physical property acquired in the Acquisition to the same purposes they were used by Pointille prior to the Acquisition.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired. The following audited financial statements and supplemental information of Pointille required under part (a) are included in this Current Report on Form 8-K:

Independent Auditors' Report

Financial Statements:
  Balance Sheet dated February 29, 1996
  Statement of Operations and Retained Earnings for the year ended February 29, 1996
  Statement of Cash Flows for the year ended February 29, 1996
  Notes to Financial Statements for the year ended February 29,
    1996

Independent Auditors' Report on Supplemental Information

Supplemental Information:
  Schedule of Net Sales and Cost of Sales for the year ended
    February 29, 1996
  Schedule of Manufacturing Overhead for the year ended February
    29, 1996
  Schedule of Operating Expenses for the year ended February 29,
    1996

                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA

                              FINANCIAL STATEMENTS

                          YEAR ENDED FEBRUARY 29, 1996




                                    CONTENTS
                                                                    PAGE
Independent Auditors' Report                                          1

Financial Statements:
  Balance Sheet                                                       2
  Statement of Operations and Retained Earnings                       3
  Statement of Cash Flows                                             4
  Notes to Financial Statements                                    5-10

Independent Auditors' Report on Supplemental Information             11

Supplemental Information:
  Schedule of Net Sales and Cost of Sales                            12
  Schedule of Manufacturing Overhead                                 13
  Schedule of Operating Expenses                                  14-15

Board of Directors
Pointille, Inc.
  dba Modern of California
Burbank, California

We have audited the accompanying balance sheet of Pointille, Inc. dba Modern of California as of February 29, 1996 and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pointille, Inc. dba Modern of California as of February 29, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ Stonefield Josephson
- ------------------------
ACCOUNTANCY CORPORATION

Santa Monica, California
April 8, 1996


                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA


                        BALANCE SHEET - FEBRUARY 29, 1996

                                     ASSETS


Current assets:
  Cash                                                    $    39,151
         Accounts receivable, net of
         allowance for doubtful
         accounts of $143,683                               1,464,918
  Loan receivable, officer
                                                              267,064
  Inventory
                                                              196,853
  Other receivables                                            26,131
  Prepaid expenses                                             19,224
  Other current assets                                         21,675
  Deferred tax assets                                          18,700
                                                            ---------
  Total current assets                                                                    $ 2,053,716
Property and equipment, net of
accumulated depreciation and
amortization                                                                                  505,738
Long-term trade receivable
                                                                                               58,587
Investments                                                                                     5,000
                                                                                           ----------
                                                                                          $ 2,623,041
                                                                                          ===========
                      LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
  Bank lines of credit                                    $ 1,035,488
  Accounts payable and accrued
    expenses                                                  682,849
  Current maturities of capital
    leases                                                     14,668
                                                           ----------
    Total current liabilities                                                             $ 1,733,005
Note payable, bank, less current
maturities                                                                                    116,673
Capital lease obligations, less
current maturities
                                                                                               32,535
Note payable, officer-stockholder
                                                                                              306,868
Stockholder's equity:
  Common stock; 10,000 shares
    authorized, 1,000 shares issued
    and outstanding
                                                              200,000
Retained earnings                                             233,960
                                                            ---------
  Total stockholder's equity

                                                                                             433,960
                                                                                          $2,623,041
                                                                                          ==========

See accompanying independent auditors' report and notes to financial statements.


                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA


                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS

                          YEAR ENDED FEBRUARY 29, 1996


                                              AMOUNT      PERCENT
                                           -----------  -----------

Net sales                                $ 7,734,344       100.0%
Cost of sales                              5,971,468         77.2
                                          ----------        -----
Gross profit                               1,762,876         22.8
Operating expenses                         1,648,515         21.2
                                          ----------        -----
Income from operations
before professional fees
related to a transaction
in-process for the sale of
assets and interest expense                  114,361          1.6
                                           ---------        -----
Professional fees related
to a transaction in-process
for the sale of assets
(Note 11)                                     74,778          1.0
Interest expense                             144,584          1.9
                                           ---------        -----
                                             219,362          2.9
                                           ---------        -----
Loss from operations before
income taxes                               (105,001)        (1.3)
                                           ---------       ------
Income taxes:
  Current year                                   800
  Prior year's overaccrual                   (1,184)
  Deferred tax adjustment                     57,000           .7
                                            --------        -----
                                              56,616           .7
                                            --------        -----
Net loss                                   (161,617)       (2.0)%
                                                           ======
Retained earnings,
beginning of year                            395,577
                                           ---------
Retained earnings, end of
year                                       $ 233,960
                                           =========

See accompanying independent auditors' report and notes to financial statements.



                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA


                             STATEMENT OF CASH FLOWS

                          YEAR ENDED FEBRUARY 29, 1996

                INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS


Cash flows provided by (used for)
 operating activities:
  Net loss                                                     $(161,617)

Adjustments to reconcile net loss to
net cash provided by (used for)
operating activities:
  Depreciation and amortization               $   180,127
  Provision for doubtful
    accounts                                      114,908
  Gain on disposal of assets                         (800)
  Unrealized loss on investment                     6,000

Changes in assets and liabilities:
  (Increase) decrease in assets:
  Accounts receivable                             139,425
  Inventory                                        72,924
  Other receivables                                27,298
  Prepaid expenses                                 (6,402)
  Other current assets                             (8,906)
  Deferred tax assets                              57,000

Increase (decrease) in liabilities:
  Accounts payable and accrued expenses          (315,651)
  Income taxes payable                             (4,742)
                                                  --------
    Total adjustments                                             261,181
                                                                 --------
    Net cash provided by operating
      activities                                                   99,564

Cash flows used for investing
activities:

  Payments to acquire property and
    equipment                                     (135,106)
  Loans receivable - officer                      (175,919)
  Proceeds from sale of assets                         800
                                                  ---------
    Net cash used for investing
      activities                                                 (310,225)

Cash flows provided by (used for)
financing activities:
  Payments on bank lines of credit               (1,106,228)
  Payments on capital lease obligations             (11,963)
  Proceeds from bank lines of credit              1,168,828
                                                  ----------
    Net cash provided by financing
      activities                                                    50,637
                                                                 ---------
Net decrease in cash                                             (160,024)
Cash, beginning of year                                            199,175
                                                                 ---------
Cash, end of year                                               $   39,151
                                                                ----------
Income taxes paid                                               $    5,558
                                                                ----------
Interest paid                                                   $  144,584
                                                                ----------

See accompanying independent auditors' report and notes to financial statements.

                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA


                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED FEBRUARY 29, 1996


(1)      Summary of Significant Accounting Policies:

         Business Activity:

                  Pointille, Inc. dba Modern of California (the "Company") performs custom printing services for compact disc producers, video cassette producers, audio cassette tape producers, book publishers, phonograph record producers and others.

         Use of Estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash Equivalents:

                  For purposes of the statement of cash flows, cash equivalents include all highly liquid debt instruments with original maturities of three months or less which are not securing any corporate obligations.

         Inventory:

                  Inventory is valued at the lower of cost (first-in, first-out) or market.

         Property and Equipment:

                  Property and equipment are valued at cost. Depreciation and amortization are being provided by use of straight-line and accelerated methods over the estimated useful lives of the assets.

         Income Taxes:

                  PAYMENTS

                  Income taxes paid amounted to $5,558 during the year ended February 29, 1996, of which $3,558 related to the prior year's liability.

                  DEFERRED INCOME TAXES

                  Deferred income taxes are provided for temporary differences between financial and taxable income. These temporary differences result from state franchise taxes provided for financial reporting but not currently deductible for federal income tax purposes and differences between inventory valuation methods used for financial and tax reporting purposes.

                  Deferred income taxes, as shown in the accompanying balance sheet, are comprised of the following:


                  Deferred tax assets                         $  77,177
                  Deferred tax valuation allowance              (58,477)
                                                              ---------

                                                                                        $  18,700

                  NET OPERATING LOSS CARRYFORWARDS

                  The Company has available approximately $180,000 of federal and $50,000 of state net operating loss carryforwards which can be used to offset future taxable income until their expiration as follows:


                                         Federal Net               State Net
                                       OPERATING LOSS            OPERATING LOSS

         Year ending February 28,
                    2001                $       -                  $   50,000
                    2008                   77,257                           -
                    2011                  102,743                           -
                                        ---------                  ----------
                                        $ 108,000                  $   50,000
                                        =========                  ==========


     The potential tax benefit related to these carryforwards will not be recognized in income by the Company until realized, and therefore an allowance of approximately $59,000, equal to the estimated amount of the deferred tax asset booked by the Company, has been established at February 29, 1996. This is a change in estimate from prior years' whereby deferred assets were established for net operating loss carryforwards.

(2)      CASH:

         The Company has concentrated its credit risks for cash by maintaining deposits at a single bank. The maximum loss that would have resulted from this risk amounted to approximately $15,000 at February 29, 1996, which represents the excess of the deposit liabilities reported by the bank over the amounts that would have been covered by federal deposit insurance (FDIC).

(3)      INVENTORY:

         A summary is as follows:

                  Raw materials                              $  104,195
                  Finished goods                                 50,123
                  Work in process                                 42,535
                                                              ----------
                                                              $  196,853
                                                              ==========

(4)      PROPERTY AND EQUIPMENT:

         A summary is as follows:

                  Machinery and equipment                     $ 1,343,146
                  Leasehold improvements                        1,176,128
                  Furniture and fixtures                          173,273
                  Dies                                            111,072
                  Automobile and trucks                            30,125
                                                              -----------
                                                                2,833,744
                  Less accumulated depreciation
                    and amortization                            2,328,006
                                                              -----------
                                                              $   505,738
                                                              ============
(5)      ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

         A summary is as follows:

                  Trade accounts payable                      $   488,201
                  Month end bills                                 128,218
                  Accrued salaries and payroll taxes               47,430
                  Unearned purchased discount                      19,000
                                                              -----------
                                                              $   682,849
                                                              ===========

         Approximately $166,000 of the accounts payable and accrued expenses balance is owed to two suppliers. Purchases from these suppliers amounted to approximately $1,934,000 for the year ended February 29, 1996.

(6)      BANK LINES OF CREDIT:

         The Company has a revolving line of credit which expires on October 31, 1996 with a bank that allows for borrowings up to $1,200,000. The Company also has a term loan with the bank. Interest is payable monthly on the outstanding balance at .75% above the prime rate as published by the Wall Street Journal.

         The bank has a security interest in substantially all assets of the Company and holds the personal guarantee of the officer-stockholder. The Company must maintain certain financial ratios and covenants with respect to the lines of credit, most of which it was not in compliance with at February 29, 1996.

         A summary of bank lines of credit is as follows:

                                             Short                 Long
                                             TERM                  TERM           TOTAL

         Borrowings under the
           revolving line of credit      $  968,828            $     -         $ 968,828

         Term loan, payable in monthly
           installments of $5,556,
           plus interest at .75%
           above the prime rate,
           through November 30, 1998         66,660               116,673        183,333
                                         ----------              --------      ---------
                                         $1,035,488              $116,673     $1,152,161
                                         ==========             =========      =========


         The following table summarizes the aggregate maturities of the term loan payable, bank:

                  Year ending February 28,
                    1997                           $  66,660
                    1998                              66,660
                    1999                              50,013
                                                   ---------
                                                   $ 183,333
                                                   =========

         Total interest paid on all corporate obligations amounted to $144,584, which includes related party interest of $26,851.

(7)      OBLIGATIONS UNDER CAPITAL LEASES:

         The Company leases equipment from unrelated parties under capital leases. These leases are secured by related equipment costing $73,108. The following is a schedule by years of future minimum lease payments required under capital leases together with the present value of the net minimum lease payments as of:

                  Year ending February 28,
                    1997                                    $ 22,196
                    1998                                      18,982
                    1999                                      15,100
                    2000                                       4,566
                                                            --------

                  Total minimum lease payments                60,844
                  Less amount representing interest           13,641
                                                             -------
                  Present value of net minimum
                    lease payments                            47,203
                  Less current portion                        14,668
                                                            --------
                                                            $ 32,535
                                                            ========

         Depreciation expense for the year ended February 29, 1996 related to these assets amounted to $12,851 and accumulated depreciation for these assets was $20,720 at year end.

(8)      PENSION PLAN:

         The Company has pension plan covering only union employees. Total contributions to the union welfare fund for the year ended February 29, 1996 amounted to $32,431.

(9)      NOTE PAYABLE, OFFICER-STOCKHOLDER:

         The note payable, officer-stockholder is due March 1, 1997 and is unsecured, bears interest at 8.75% and is subordinated to the bank. Interest paid to the officer- stockholder for the year ended February 29, 1996 amounted to $26,851.

(10)     COMMITMENTS:

         The Company leases its corporate office and manufacturing facilities from the officer-stockholder of the Company on a month to month basis. Rent expense amounted to $179,184 for the year ended February 29, 1996.

(11)     SALE OF OPERATING ASSETS AND ASSUMPTION OF LIABILITIES -
         TRANSACTION IN-PROCESS:

         The Company is in the process of negotiating the sale of certain operating assets to, and the assumption of certain corporate debts by, an unrelated third party in exchange for cash, notes, a covenant not to compete and an employment contract. The transaction has not been completed as of February 29, 1996 and is subject to confidentiality restrictions as well as the acceptance by both parties of the formal agreements related to the transaction.

         A summary of assets expected to be purchased and liabilities expected to be assumed, based on balances as of February 29, 1996, is a follows (the actual balances will be determined based on an agreed upon closing date subsequent to February 29, 1996):


ASSETS
Accounts receivable-trade, short-       $ 1,608,601
term
Accounts receivable-trade, long-             58,587
term*                                   -----------
                                          1,667,188
         Less allowance for doubtful      (143,683)
         accounts                       -----------
                                                                  $ 1,523,505
Property and equipment, net                                           505,738
Inventory                                                             196,853
Prepaid insurance                                                       9,619
Prepaid taxes - property                                                6,447
                                                                  -----------
         Assets to be purchased                                     2,242,162
                                                                  -----------
LIABILITIES
Bank lines of credit                                              $ 1,152,161
Accounts payable and accrued                                          515,492
expenses
Capital leases payable                                                 47,203
                                                                  -----------
         Liabilities to be assumed                                  1,714,856
                                                                  -----------
NET BOOK VALUE                                                    $   527,306
                                                                  ===========

* Personally guaranteed by the officer-stockholder of the Company.

See accompanying independent auditors' report.

                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA


Board of Directors
Pointille, Inc.
  dba Modern of California
Burbank, California


Our report on our audit of the basic financial statements of Pointille, Inc. dba Modern of California for the year ended February 29, 1996 appears on page 1. The audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 12 through 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




/s/ Stonefield Josephson
- ------------------------
ACCOUNTANCY CORPORATION

Santa Monica, California
April 8, 1996


                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA


                     SCHEDULE OF NET SALES AND COST OF SALES

                          YEAR ENDED FEBRUARY 29, 1996




SALES                                                      $ 7,767,056
        Returns, allowances and                                 32,712
         discounts                                         -----------
                                                           $ 7,734,344
                                                           ===========
COST OF SALES:
         Beginning inventory                               $   269,777
         Purchases                                           3,335,996
         Purchase discounts                                   (16,210)
         Labor                                               1,848,271
         Manufacturing overhead                                902,390
         Sale of waste                                       (171,903)
                                                          -----------

         Ending inventory                                    6,168,321
                                                               196,853
                                                           -----------
                                                           $ 5,971,468
                                                           ===========

SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL
INFORMATION.


                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA


                       SCHEDULE OF MANUFACTURING OVERHEAD

                          YEAR ENDED FEBRUARY 29, 1996



                                          AMOUNT                    PERCENT

         Building maintenance and       $ 17,313                       .2%
         supplies
         Automobile and truck             25,795                       .3
         Depreciation                    145,003                      1.8
         Employee welfare                 12,495                       .2
         Hospitalization                 172,874                      2.2
         Insurance - workers'             71,325                       .9
         compensation
         Repairs and maintenance          91,198                      1.2
         Rent                            179,184                      2.3
         Shop supplies and tools          57,134                       .8
         Union welfare fund               32,431                       .4
         Utilities                        91,421                      1.2
         Waste disposal                    6,217                       .1
                                       ---------                  -------
                                       $ 902,390                    11.6%
                                       =========                  ========



SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL
INFORMATION.

                                 POINTILLE, INC.
                            DBA MODERN OF CALIFORNIA


                         SCHEDULE OF OPERATING EXPENSES

                          YEAR ENDED FEBRUARY 29, 1996




                                             AMOUNT                    PERCENT
Selling:
         Salaries                          $385,373                      5.0%
         Payroll taxes                      19,689                       .3
         Commissions                        11,294                       .1
         Advertising                           737
         Automobile                         43,504                       .6
         Dues and subscriptions              3,456
         Entertainment                      36,242                       .5
         Hotel charges                      27,313                       .3
         Promotion                          39,217                       .5
         Travel                             51,610                       .7
         Trade shows                        16,860                       .2
                                         ---------                  -------
                                           635,295                      8.2
                                         =========                  =======
General and administrative:
         Salaries - office              $  233,634                      3.0%
         Payroll taxes                      20,163                       .3
         Bank charges                          974
         Christmas expense                  18,079                       .2
         Collection expense                  1,350
         Computer expense                    3,662
         Consulting fees                     1,690
         Contributions                       2,505
         Delivery                          231,346                      3.0
         Depreciation and amortization      35,124                       .5
         DMV fees                            3,130
         Equipment rental                    6,160                       .1
         Insurance - general                57,425                       .7
         Messenger service                  18,135                       .2
         Miscellaneous income              (27,723)                     (.4)
         Office supplies                    24,243                       .3
         Penalty                               234
         Postage                             5,100                       .1
         Professional fees                 124,764                      1.6
         Provision for doubtful
         accounts, net of recovery of      113,546                      1.5
         $1,362
         Shipping supplies                  29,425                       .4
         Taxes and licenses                 38,136                       .5
         Telephone                          57,384                       .8
         Temporary employment                9,534                       .1
         Gain on disposal of assets           (800)
         Unrealized loss of investment       6,000                       .1
                                         ---------                   -------
                                         1,013,220                     13.0
                                         ---------                   -------
                                        $1,648,515                     21.2%
                                        ==========                   =======

SEE ACCOMPANYING INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTAL
INFORMATION.

     (b) Pro forma financial information. It is presently impracticable to provide the pro forma financial information required to be included in this Current Report on Form 8-K with respect to Pointille pending completion of such pro forma financial information. Such pro forma financial information will be filed under cover of an amendment to this Current Report on Form 8-K as soon as practicable but in no event later than 60 days after the date on which this Current Report on Form 8-K must be filed.

     (c) The following documents are filed herewith as exhibits:

                  2 Asset Purchase Agreement dated as of May 17, 1996, by and among Disc Graphics, Inc., Pointille, Inc. and the Shareholder of Pointille

                  99       Press release dated May 23, 1996

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     DISC GRAPHICS, INC.


                                                     By:/S/ Donald Sinkin
                                                        ---------------------
                                                        Name:  Donald Sinkin
                                                        Title:  President




Dated:  May 31, 1996

Exhibit No.       Description                            Page No.



2 Asset Purchase Agreement dated as of May 17, 1996, by and among Disc Graphics, Inc., Pointille, Inc. and the Shareholder of Pointille

99                         Press release dated May 23, 1996